GUARANTY


THIS GUARANTY is executed as of February 22, 2000, by VDC Communications, Inc. a Delaware corporation ("Guarantor") to and for the benefit of CISCO SYSTEMS CAPITAL CORPORATION, a Nevada corporation ("Lessor").

WHEREAS Guarantor desires that VDC Telecommunications, Inc., a Delaware corporation ("Lessee"), pursuant to a Master Agreement to Lease Equipment ("Master Agreement"), dated as of February 22, 2000 between Lessor and Lessee, enter into one or more leases of personal property in the form of Schedule(s) thereto (collectively, the "Lease"); and

WHEREAS as a condition to entering into the Lease, Lessor requires that all the obligations of Lessee under the Lease be guaranteed by Guarantor;

NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor hereby agrees as follows:

1. Guarantor does hereby acknowledge that it is fully aware of the terms and conditions of the Lease and does hereby irrevocably and unconditionally guarantee, as primary obligor and not as a surety merely, without offset or deduction, the due and punctual payment when due by Lessee of all Rent (as defined in the Lease) which may from time to time become due and payable in accordance with the terms of the Lease and the performance by Lessee of all of its other obligations under the Lease (the payment of Rent and each other obligation of Lessee guaranteed hereby being hereinafter referred to as an "Obligation" and collectively as the "Obligations"). Guarantor does hereby agree that in the event that Lessee fails to perform any Obligation for any reason, Guarantor will perform or otherwise provide for and bring about promptly when due the performance of each such Obligation. This Guaranty of the Obligations shall constitute a guaranty of payment and performance and not of collection. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that Lessor (a) file suit or proceed to obtain or assert a claim for personal judgment against Lessee or any other person for any Obligation, (b) make any effort at collection or other enforcement of any Obligation from or against Lessee or any other person, (c) foreclose against or seek to realize upon any security now or hereafter existing for any Obligation or upon any balance of any deposit account or credit on the books of Lessor or any other person in favor of Lessee or any other person, (d) exercise or assert any other right or remedy to whic Lessor is or may be entitled in connection with any Obligation or any security or other guaranty therefor, or (e) assert or file any claim against the assets of Lessee or any other guarantor of other person liable for any Obligation, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment or performance of any Obligation by Guarantor hereunder, or at any time thereafter.

2. Guarantor waives notice of the acceptance of this Guaranty and of the performance or nonperformance by Lessee, presentment to or demand for payment or other performance from Lessee or any other person and notice of nonpayment or failure to perform on the part of Lessee. The obligations of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect and shall not be subject to any reduction, limitation, impairment or termination for any reason.

3. No right, power or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right, power or remedy or remedies and each and every right, power and remedy of Lessor pursuant to this Guaranty now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to each other right, power or remedy pursuant to this Guaranty, and the exercise by Lessor of anyone or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights, powers or remedies.

4. No failure or delay by Lessor to insist upon the strict performance of any term, condition, covenant or agreement of this Guaranty or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy or of any such breach, or preclude Lessor from exercising any such right, power or remedy at any later time or times.

5. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6. This Guaranty (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among Lessee, Lessor and Guarantor with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and (c) shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, Lessor and its successors and assigns.

7. Unless otherwise specifically provided herein, all notices, instructions, requests and other communications required or permitted hereunder shall be in writing and shall become effective when received or if mailed when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices shall be directed to Lessor at its address set forth in the Lease, and to Guarantor at its address set forth below, or at such other address as such party may from time to time furnish to the other by notice similarly given.

8. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.


IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first hereinabove set forth.



                                        VDC Communications, Inc., Guarantor
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                                        By: /s/ Frederick A. Moran
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                                            (Authorized Signature)

                                        Title: Chairman & C.E.O.
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                                        Dated: 2/22/00
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                                        Address: 75 Holly Hill Lane
                                                --------------------------------
                                                 Greenwich, CT
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                                                                       06830
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                                        Telephone:
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